                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                SEPTEMBER 16, 1996
                     ----------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                              RENAL TREATMENT CENTERS, INC.
            --------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
      DELAWARE                                 1-14142                        23-2518331
----------------------                       --------------                 --------------
(STATE OR OTHER JURISDICTION                 (COMMISSION                    (IRS EMPLOYER
 OF INCORPORATION)                           FILE NUMBER)                   IDENTIFICATION
                                                                            NUMBER)

 1180 W. SWEDESFORD ROAD, BUILDING 2, SUITE 300, BERWYN, PA          19312
--------------------------------------------------------------------------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)
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REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  610/644-4796
                                                     ------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

On September 16, 1996, Renal Treatment Centers, Inc. (the "Company") acquired substantially all of the non-current and certain other assets of Columbus Regional Dialysis Center, Inc., and Phenix City Nephrology Referral Center, Inc. (collectively "the Sellers") which operated, respectively, two and one Medicare-certified end-stage renal dialysis facilities (collectively "the Facilities"). Two of the Facilities are located in Georgia and the remaining
Facility is located in Alabama.   The Sellers are Ashok Kumar, M.D. and Joyce
Dozier. The acquisition was completed pursuant to two separate asset purchase agreements ("the Agreements") dated September 7, 1996, with an effective time of August 31, 1996 at 11:59 PM, between subsidiaries of the Company and the respective Sellers.

The Company acquired all of the Facilities' inventory, equipment, patient lists, goodwill and other non-current assets used in the operation of the Facilities.

As part of the transaction, the Company entered into covenants not to compete with Dr. Kumar, Ms. Dozier and the Sellers and concurrently entered into new agreements or received assignments of existing agreements to provide acute dialysis services at three area hospitals. In addition, the Company entered into a physician director agreement with Dr. Kumar to act as physician director of the Facilities.

The Company paid total cash consideration of $11,500,000, and determined the consideration based on negotiations with the Sellers and the Company's determination of the fair market value of the assets used in the Facilities as a going concern.

The cash consideration was funded entirely by a portion of the proceeds received from the Company's issuance of convertible subordinated notes in June 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(a) Financial Statements of Businesses Acquired.
    --------------------------------------------
    The historical financial statements of the acquired companies required under Rule 3-05 of Regulation S-X are not yet available. Pursuant to Item 7(a)(4) of Form 8-K, such financial statements will be filed as soon as practicable, but not later than November 30, 1996.

(b) Pro Forma Financial Information.
    --------------------------------
    The pro forma financial information required by Article 11 of Regulation S-X is not yet available. Pursuant to Item 7(b)(2) of Form 8-K, such pro forma financial information will be filed as soon as practicable, but not later than November 30, 1996.

(c) Exhibits.
    ---------
    The following exhibits are filed herewith:



Exhibit No.                  Document
------------                 --------

2.1 Asset Purchase Agreement, dated as of September 7, 1996, with an effective time of August 31, 1996 at 11:59 PM, between Renal Treatment Centers-Georgia, Inc. and Columbus Regional Dialysis Center, Inc. (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

2.2 Asset Purchase Agreement, dated as of September 7, 1996, with an effective time of August 31, 1996 at 11:59 PM, between Renal Treatment Centers-Alabama, Inc. and Phenix City Nephrology Referral Center, Inc. (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RENAL TREATMENT CENTERS, INC.



Date  September 30, 1996                     By: /S/ Ronald H. Rodgers,Jr.
     -------------------                      ----------------------------------
                                             Ronald H. Rodgers, Jr.
                                             Vice President - Finance

                                 EXHIBIT INDEX
                                 -------------

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Located at
Exhibit No.      Document
----------       --------
2.1              Asset Purchase Agreement, dated as of September 7, 1996,
                 with an effective time of August 31, 1996 at 11:59 PM,
                 between Renal Treatment Centers-Georgia, Inc. and
                 Columbus Regional Dialysis Center, Inc. (the exhibits
                 and schedules to this agreement have been omitted
                 pursuant to Item 601(b)(2) of Regulation S-K and will be
                 provided supplementally to the Commission upon its
                 request).

2.2 Asset Purchase Agreement, dated as of September 7, 1996, with an effective time of August 31, 1996 at 11:59 PM, between Renal Treatment Centers-Alabama, Inc. and Phenix
                 City Nephrology Referral Center, Inc. (the exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided supplementally to the Commission upon its request).

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